UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 13, 2006

EMPIRE FINANCIAL HOLDING COMPANY

(Exact name of Registrant as specified in its charter)

Florida	1-31292	56-3627212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2170 West State Road 434,

Suite 100

Longwood, FL 32779

(Address Of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code 407-774-1300

_____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02:	Results of Operations and Financial Condition.

On November 13, 2006, the registrant issued a press release announcing its financial results for the quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 this report.

Item 8.01:	Other Events.

On November 13, 2006, the registrant issued a press release regarding its acquisition of Jesup & Lamont. A copy of the press release is attached as Exhibit 99.2 to this report.

On November 14, 2006, the registrant issued a press release regarding anticipated financial results for 2006 and 2007. A copy of the press release is attached as Exhibit 99.3 to this report.

Item 9.01:	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits:

Exhibit Number	Description

99.1	Press release, dated November 13, 2006, announcing Empire’s results financial results for the quarter ended September 30, 2006.

99.2	Press release, dated November 13, 2006, regarding Empire’s acquisition of Jesup & Lamont.

99.3	Press release, dated November 14, 2006, regarding anticipated financial results for 2006 and 2007.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Empire Financial Holding Company, Inc.

Dated: November 14, 2006	By:	/s/ Donald A. Wojnowski, Jr.
Donald A. Wojnowski, Jr.
President